Exhibit 99.2
Third Quarter Earnings Webcast
October 31, 2006

Cautionary Statements And Factors
That May Affect Future Results
Any statements made in this presentation about future operating results or other future events are forward-looking statements under the Safe
Harbor Provisions of the Private Securities
Litigation Reform Act of 1995.  Actual results
may differ materially from such forward-looking
statements.  A discussion of factors that could
cause actual results or events to vary is
contained in the Appendix to this presentation
and in the Company’s SEC filings.

1

J. H. Miller
J. R. Biggar
W. H. Spence
Agenda
■
Third Quarter 2006 Earnings and
Review of Longer-Term Earnings and
Outlook
■
Third Quarter 2006 Operating Results, 2006 and 2007 Forecasts and Financial Overview
■
Operational Review
■
Q&A
2

Per Share
Note:  See Appendix for the reconciliation of reported earnings and earnings from ongoing operations.
Third Quarter 2006
Earnings from Ongoing Operations
3

***  Earnings from ongoing operations - see Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.
 *  Midpoint of $2.20 to $2.30 ongoing earnings forecast.
**
Forecast
* *  Midpoint of $2.30 to $2.40 earnings forecast.
11% Long-Term Growth Rate

4

(Dollars per Share)
Note:  See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.
Ongoing Earnings Overview

5

(Dollars per Share)
Note:  See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.
Supply Segment
Earnings Drivers

6

(Dollars per Share)
Note:  See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.
Pennsylvania Delivery Segment
Earnings Drivers

7

(Dollars per Share)
Note:  See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.
International Delivery Segment
Earnings Drivers

8

(Dollars per Share)
* Midpoint of forecast
Note:  See Appendix for the reconciliation of reported earnings and earnings from ongoing operations.
$2.25*
2006 Ongoing Earnings Contributions

9

2006 and 2007 Earnings Forecast
EPS
*Earnings from ongoing operations - see Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.
$2.08
(Dollars per Share)
$2.20
to
 $2.30
$2.30
to
 $2.40

10

$/share
Annualized
Dividend Payout Ratio Greater than 50% after 2006

11

Millions
Note:  See Appendix for the reconciliation of cash flow measures.
Cash Flow Forecast

12

Equity %
Note:  See Appendix for the reconciliation of GAAP equity to adjusted equity.  Does not reflect any adjustments to reflect the impact of SFAS 158.
Stronger Balance Sheet

13

Supply Margins
(Millions)
3
Key Drivers of Margin Growth

14

PPL Proposal to Transition to
Competitive Electricity Markets
■
Conduct procurements for 2010 POLR supply in March
and September of 2007, 2008 and 2009
■
Reduces the risk of customer exposure to price spikes
in wholesale markets
■
PUC approval would remove risk for PPL Electric
Utilities by ensuring a pre-approved process is in place
to reflect market prices in customer rates
■
PUC action expected in the first quarter of 2007

15

In-Service Dates
Montour 1                     March 2008
Montour 2                     May 2008
Brunner Island 3           Q4-08
Brunner Island 1 & 2     Q2-09
Scrubbers on Budget and on Schedule

16

Planned Generation Uprates

17

Reserve Margin
Shrinking Reserve Margins Create
Potential Value for PPL

18

(1) Market prices based on the average of broker quotes as of 9/30/2006.
(2) 24-hour average.
(3) NYMEX forward gas price on 9/30/2006.
Market Prices

Current Hedge Positions - Electricity and Fuel

PPL’s Generation Portfolio
Total Domestic Generation: 11,192 MW
Planned Uprate Projects:      395 MW
Coal                                            3,454*
Nuclear                                       2,120
Oil                                                1,722
Gas                                              1,524
Hydro                                             337
CTs                                                451
QFs                                                295
  East                                   9,903 MW*
 Nuclear Uprate  (2007-2010)        185
 Hydro Uprate (2011)                     125
 Coal Uprate (2006-2009)                53
Coal                                                687
Hydro                                             602
   West                                    1,289 MW
Coal Uprate (2006-2008)                20
Hydro Uprate (2007)                       12
*Reflects reduction of 300 MW at Martins Creek that PPL has agreed to shut down by September 2007 and 60 MW expected lost due to increased plant usage during scrubber operation.

Coal
39%
Gas/Oil
32%
Nuclear
18%
Hydro
8%
QFs
3%
Coal
56%
Gas/Oil
5%
Nuclear
31%
Hydro
8%
■
In 2006, 95% of our owned generation output
is expected to be produced at a fuel cost of
approximately $16/MWh or less.
PPL Supply Business Overview
Installed Capacity MW
Production GWh

Projected 2007 Coal Supply
Central
Appalachia
Southwest PA
Central PA
Powder
River
Basin
Montana
Mine-mouth
 Proactive Coal Supply Management
Supports Growth in Margins
21%
41%
12%
20%
6%
■
Supply region diversity
■
Fleet trains (1600 cars)
■
Average delivered costs
■
4%-5% annual
increase
2006 to 2010

Key Drivers/Challenges Through 2010
■
Increased prices for POLR sales
■
Expiration of supply contracts remarketed at current
forward prices
■
Power plant uprates
■
Net benefits from the installation of scrubbers at the
Montour and Brunner Island coal-fired power plants
■
Increased fuel and O&M costs
■
Loss of synfuel tax credits and increased replacement
coal costs
■
Cost of compliance with evolving environmental
regulation

Increasing Prices Under the POLR Contract

New NorthWestern Contract Highlights
■
FERC reaffirmed PPL Montana’s market-based rate
authority
■
PPL Montana signed long-term electricity supply deal
with NorthWestern Energy
            Period                   On-Peak Supply                Off-Peak Supply
     7/1/2007-6/30/2010              325 MW                             175 MW
     7/1/2010-6/30/2012              275 MW                             150 MW
     7/1/2012-6/30/2014              200 MW                             125 MW
■
Price of supply starts at $44.95/mwh and increases to
$52.95/mwh by end of seven-year agreement

Millions
Note:  See Appendix for the reconciliation of cash flow measures.

Improving Cash from Operations

(millions of dollars)

Reconciliation of Cash from Operations
to Free Cash Flow before Dividends

Reconciliation of GAAP Equity Ratios
to Adjusted Equity Ratios

Millions
Capital Expenditures by Segment

(Millions of Dollars)
Reconciliation of Third Quarter Reported Earnings
and Earnings from Ongoing Operations

(Dollars Per Share)

Reconciliation of Third Quarter Reported Earnings
and Earnings from Ongoing Operations

(Millions of Dollars)

Reconciliation of YTD Reported Earnings and
Earnings from Ongoing Operations

(Dollars per Share)

Reconciliation of YTD Reported Earnings and
Earnings from Ongoing Operations

(Millions of Dollars)

Reconciliation of 12 Mos. Ending Reported
Earnings and Earnings from Ongoing Operations

(Dollars per Share)

Reconciliation of 12 Mos. Ending Reported
Earnings and Earnings from Ongoing Operations

Reconciliation of PPL’s Reported Earnings and
Earnings from Ongoing Operations

Credit Ratings
A-14

*Insured

Credit Ratings (cont.)

Statements contained in this presentation, including statements with respect to future earnings, energy prices, marginsand sales, growth, revenues, expenses, cash flows, cash from operations, dividends, credit profile, capital expenditures and generating capacity, are “forward-looking statements” within the meaning of the federal securities laws. Although
PPL Corporation believes that the expectations and assumptions reflected in these forward-looking statements are reasonable, these statements involve a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements. The following are among the important factors that could cause actual results to differ materially from the forward-looking statements:  market demand and prices for energy, capacity and fuel;
market prices for crude oil and the potential impact on synthetic fuel operations, synthetic fuel purchases from third parties and the phase-out of synthetic fuel credits; weather conditions affecting generation production, customer energy usage and operating costs; competition in retail and wholesale power markets; liquidity of wholesale power markets; the effect of any business or industry restructuring; the profitability and liquidity, including access to capital markets and credit facilities, of PPL Corporation and its subsidiaries; new accounting requirements or new interpretations or applications of existing requirements; operation and availability of existing generation facilities and operating costs; transmission and distribution system conditions and operating costs; current and future environmental conditions and requirements and the related costs of compliance, including environmental capital expenditures and emission allowance and other expenses; significant delays in the planned installation of pollution control equipment at certain coal-fired generating units in Pennsylvania because of weather conditions, contractor performance or other reasons; market prices of commodity inputs for ongoing capital expenditures; collective labor bargaining negotiations;
development of new projects, markets and technologies; performance of new ventures; asset acquisitions and dispositions; political, regulatory or economic conditions in states, regions or countries where PPL Corporation or its subsidiaries conduct business; any impact of  hurricanes or other severe weather on PPL Corporation’s business, including any impact on fuel prices; receipt of necessary governmental permits, approvals and rate relief; new state, federal or foreign legislation, including new tax legislation; state, federal and foreign regulatory developments; the impact of any state, federal or foreign investigations applicable to PPL Corporation and its subsidiaries and the energy industry; capital markets conditions, including changes in interest rates, and decisions regarding capital structure; stock price performance of PPL Corporation; the market prices of equity securities and the impact on pension costs and resultant cash funding requirements for defined benefit pension plans; securities and credit ratings; foreign currency exchange rates; the outcome of litigation against PPL Corporation and its subsidiaries; potential effects of threatened or actual terrorism or war or other hostilities; and the commitments and liabilities of PPL Corporation and its subsidiaries. Any such forward-looking statements should be considered in light of such important factors and in conjunction with PPL Corporation’s Form 10-K and other reports on file with the Securities and Exchange Commission.

Forward-Looking Information Statement

“Earnings from ongoing operations” excludes the impact of unusual items. Earnings from ongoing operations should not be considered as an alternative to reported earnings, or net income, which is an indicator of operating performance determined in accordance with generally accepted accounting principles (GAAP). PPL believes that earnings from ongoing operations, although a non-GAAP measure, is also useful and meaningful to investors because it provides them with PPL’s underlying earnings performance as another criterion in making their investment decisions. PPL’s management also uses earnings from ongoing operations in measuring certain corporate performance goals. Other companies may use different measures to present financial performance.
“Free cash flow before dividends” is derived by deducting capital expenditures and other investing activities-net, as well as the repayment of transition bonds, from cash flow from operations.  Free cash flow before dividends should not be considered as an alternative to cash flow from operations, which is determined in accordance with
GAAP. PPL believes that free cash flow before dividends is an important measure to both management and investors since it is an indicator of the company’s ability to sustain operations and growth without additional outside financing beyond the requirement to fund maturing debt obligations. Other companies may calculate free cash flow before dividends in a different manner.
“Equity to total capitalization ratio” includes as equity minority interest and preferred stock, as well as all of the components of common equity as presented on the balance sheet. Total capitalization is calculated as equity plus short-term debt plus long-term debt as presented on the balance sheet.
“Adjusted equity to total capitalization ratio” excludes transition bonds issued by PPL Transition Bond Company, LLC, under the Pennsylvania Electricity Generation Customer Choice and Competition Act and excludes debt of international affiliates, which are non-recourse to PPL. The adjusted equity to total capitalization ratio should not be considered as an alternative to an equity to total capitalization ratio using debt and equity balances as reflected on the balance sheet. PPL believes that this adjusted equity ratio is useful to investors because it provides them with another indicator of credit quality. The adjusted equity to total capitalization ratio focuses primarily on debt that is recourse to PPL, whether the debt is on or off balance sheet. Other companies may present adjusted equity ratios in a different manner.

Definitions of Financial Measures